CORTEX PHARMACEUTICALS, INC. AND PIER PHARMACEUTICALS, INC.

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2011

	Cortex	Pier	Pro Forma Adjustments			Pro Forma
	Pharmaceuticals,	Pharmaceuticals,	and Eliminations			Consolidated
	Inc.	Inc.	Debit		Credit	Companies

Revenues:
License revenue	$3,000,000	$-				$3,000,000
Grant revenue	114,605	-				114,605
Total revenues	3,114,605	-				3,114,605

Operating expenses:
General and administrative	3,188,704	568,048		(7)	14,214	3,742,538
Research and development	2,187,695	225,990 (3)	188,779	(7)	4,267	2,598,197
Merger costs	-	- (1)	375,886			1,664,892
		(2)	506,876
		(4)	310,000
		(7)	42,899
		(5)	429,231
Total operating expenses	5,376,399	794,038				8,005,627

Loss from operations	(2,261,794)	(794,038)				(4,891,022)

Other income (expense):
Interest income	10,965	863				11,828
Interest expense	(4,018)	(67,288)		(6)	67,288	(4,018)
Amortization of deferred loan costs	-	(35,326)		(6)	35,326	-
Amortization of discount on notes payable	-	(14,621)		(6)	14,621	-
Total other income (expense)	6,947	(116,372)				7,810

Net Loss	$(2,254,847)	$(910,410)				$(4,883,212)

Net loss per common share - Basic and diluted	$(0.03)	$(1.07)				$(0.04)

Weighted average common shares outstanding - Basic and diluted	79,988,864	850,000				138,406,759

Pro Forma Adjustments:

(1)	To record total actual cash merger costs on the books of Pier Pharmaceuticals, Inc. (“Pier”).

(2)	To record total actual cash merger costs on the books of Cortex Pharmaceuticals, Inc. (“Cortex”).

(3)	To record amortization of exclusive license agreement as follows:

Fair value attributed to exclusive license agreement at pro forma balance sheet date (June 30, 2012)	$3,398,024
(See pro forma balance sheet note C)
Life of license agreement as of pro forma statement of operations date (January 1, 2011), in months	216
Amount of monthly amortization	$15,732
Number of months in pro forma statement of operations (January 1, 2011 to December 31, 2011)	12
Amount of amortization in pro forma statement of operations (January 1, 2011 to December 31, 2011)	$188,779

(4)	To record the fair value of options granted to purchase up to 5,166,668 shares of Cortex common stock to two former Cortex officers whose positions were eliminated in connection with the merger agreement.

(5)	To record the cash severance obligation of Cortex to two former Cortex officers whose positions were eliminated in connection with the merger agreement.

(6)	To eliminate expenses related to notes payable cancelled in connection with the merger agreement.

(7)	To record and reclassify amortization expense related to the accelerated vesting of stock options pursuant to the merger agreement.

Pro Forma Notes:

(A)	The pro forma statement of operations has been prepared as if the merger had occurred on January 1, 2011. The financial information contained herein for Cortex has been derived from its audited financial statements as included in the Cortex Annual Report on Form 10-K for the year ended December 31, 2011. The financial information contained herein for Pier has been derived from its audited financial statements for the year ended December 31, 2011.

(B)	Pro forma entries are recorded to the extent they are a direct result of the merger, are factually supportable and are expected to have a continuing impact.

(C)	As the merger is being reflected as if it had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted earnings per share assumes that the shares outstanding as a result of the merger have been outstanding for the entire period.

Basic and diluted weighted average number of common shares outstanding is calculated as follows:

Actual weighted average number of common shares outstanding - basic and diluted	79,988,864
Pro forma shares issued pursuant to the merger agreement (See pro forma balance sheet adjustment no. 3)	58,417,895
Pro forma weighted average number of common shares outstanding - basic and diluted	138,406,759

CORTEX PHARMACEUTICALS, INC. AND PIER PHARMACEUTICALS, INC.

Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2012

	Cortex Pharmaceuticals,	Pier Pharmaceuticals,		Pro Forma Adjustments and Eliminations			Pro Forma Consolidated
	Inc.	Inc.		Debit		Credit	Companies

Revenues:
License revenue	$-	$-					$-
Grant revenue	48,309	-					48,309
Total revenues	48,309	-					48,309

Operating expenses:
General and administrative	1,326,171	170,006			(5)	4,288	1,491,889
Research and development	467,276	23,214 (	3)	94,390 (	5)	606	584,274
Merger costs	161,247	107,511			(1)	107,511	-
					(2)	161,247
Total operating expenses	1,954,694	300,731					2,076,163

Loss from operations	(1,906,385)	(300,731)					(2,027,854)

Other income (expense):
Interest income	91	61					152
Interest expense	(8,891)	(35,710)			(4)	35,710	(8,891)
Foreign currency transaction loss	(10,420)	-					(10,420)
Other	(3,172)						(3,172)
Total other income (expense)	(22,392)	(35,649)					(22,331)

Net Loss	$(1,928,777)	$(336,380)					$(2,050,185)

Net loss per common share - Basic and diluted	$(0.02)	$(0.40)					$(0.01)

Weighted average common shares outstanding - Basic and diluted	85,623,663	850,000					144,041,558

Pro Forma Adjustments:

(1)	To eliminate actual cash merger costs during the interim period on the books of Pier Pharmaceuticals, Inc. (“Pier”).

(2)	To eliminate actual cash merger costs during the interim period on the books of Cortex Pharmaceuticals, Inc. (“Cortex”).

(3)	To record amortization of exclusive license agreement as follows:

Fair value attributed to exclusive license agreement at pro forma balance sheet date (June 30, 2012)	$3,398,024
(See pro forma balance sheet note C)
Life of license agreement as of pro forma date (January 1, 2011), in months	216
Amount of monthly amortization	$15,732
Number of months in pro forma statement of operation (January 1, 2012 to June 30, 2012)	6
Amount of amortization in pro forma statement of operations (January 1, 2012 to June 30, 2012)	$94,390

(4)	To eliminate expenses related to notes payable cancelled in connection with the merger agreement.

(5)	To eliminate amortization expense related to the accelerated vesting of stock options pursuant to the merger agreement.

Pro Forma Notes:

(A)	unaudited financial statements as included in the Cortex Quarterly Report on Form 10-Q for the six months ended June 30, 2012. The financial information contained herein for Pier has been derived from its unaudited financial statements for the six months ended June 30, 2012.

(B)	Pro forma entries are recorded to the extent they are a direct result of the merger, are factually supportable and are expected to have a continuing impact.

(C)	As the merger is being reflected as if it had occurred at the beginning of the earliest period presented, the calculation of weighted average shares outstanding for basic and diluted earnings per share assumes that the shares outstanding as a result of the merger have been outstanding for the entire period.

Basic and diluted weighted average number of common shares outstanding is calculated as follows:

Actual weighted average number of common shares outstanding - basic and diluted	85,623,663
Pro forma shares issued pursuant to the merger agreement (See pro forma balance sheet adjustment no. 3)	58,417,895
Pro forma weighted average number of common shares outstanding - basic and diluted	144,041,558